UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

McAfee Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DATE:	November 8
TO:	Consumer (OEM/Telco/Channel)
FROM:	McAfee News
SUBJECT:	Important Business Update

November 8, 2021

Dear [NAME]

Today, McAfee announced it is entering into an agreement* to be acquired by an Investor Group led by Advent International (“Advent”) and Permira.

There will be no changes or disruptions to the way we work today. You can expect the same world class service, support, and commitment that you have come to know and expect from McAfee.

In this shift to a private company, we will continue building market-leading consumer security solutions and offer world-class support under an investment team who shares our mission to support you in the evolving cybersecurity landscape.

This is a dynamic and exciting time in our industry. The online protection of consumers has never been more important or in demand. We feel privileged to have you as part of the McAfee journey.

As a valued partner, you are an incredibly important part of the McAfee story, and we want to thank you for your outstanding partnership, belief in our people and products, along with your continued support.

McAfee is here for you as always, and you can expect to hear more from the team in the coming months. We are excited about embarking on this next chapter with you.

Sincerely,

Peter Leav	Gagan Singh	Pedro Gutierrez
CEO & President	Chief Product & Revenue Officer	SVP, Global Sales
McAfee	McAfee	McAfee

*	The proposed transaction is expected to close by the end of Q2 2022, subject to regulatory approvals and customary closing conditions.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements.” Such forward-looking statements include statements relating to McAfee’s strategy, goals, future focus areas, and the value of, timing and prospects of the proposed merger transaction (the “Merger”). These forward-looking statements are based on McAfee management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements, including: (a) risks related to the satisfaction of the conditions to the closing of the Merger (including the failure to obtain necessary regulatory approvals and the requisite approval of the stockholders) in the anticipated timeframe or at all; (b) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (c) risks related to disruption of management’s attention from McAfee’s ongoing business operations due to the Merger; (d) disruption from the Merger making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with McAfee’s customers, vendors and others with whom it does business; (e) significant transaction costs; (f) the risk of litigation and/or regulatory actions related to the Merger; (g) the possibility that general economic conditions and conditions and uncertainty caused by the COVID-19 pandemic, could cause information technology spending to be reduced or purchasing decisions to be delayed; (h) an increase in insurance claims; (i) an increase in customer cancellations; (j) the inability to increase sales to existing customers and to attract new customers; (k) McAfee’s failure to integrate recent or future acquired businesses successfully or to achieve expected synergies; (l) the timing and success of new product introductions by McAfee or its competitors; (m) changes in McAfee’s pricing policies or those of its competitors; (n) developments with respect to legal or regulatory proceedings; (o) the inability to achieve revenue growth or to enable margin expansion; (p) changes in McAfee’s estimates with respect to its long-term corporate tax rate; and (q) such other risks and uncertainties described more fully in documents filed with or furnished to the SEC by McAfee, including under the heading “Risk Factors” in McAfee’s Annual Report on Form 10-K previously filed with the SEC on March 1, 2021 and under Item 1A “Risk Factors” in its Quarterly Report on Form 10-Q previously filed with the SEC on August 10, 2021. All information provided in this communication is as of the date hereof and McAfee undertakes no duty to update this information except as required by law.

Additional Information and Where to Find It

In connection with the Merger, McAfee will file with the SEC a preliminary Proxy Statement (the “Proxy Statement”). McAfee plans to mail to its stockholders a definitive Proxy Statement in connection with the Merger. McAfee URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MCAFEE, THE SPONSORS, THE MERGER AND RELATED MATTERS. You will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by McAfee with the SEC at the website maintained by the SEC at www.sec.gov. You also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by McAfee with the SEC by accessing the Investor Relations section of McAfee’s website at https://ir.mcafee.com/.

Participants in the Solicitation

McAfee and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from McAfee’s stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of McAfee in connection with the Merger, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the Proxy Statement when it is filed with the SEC. You may also find additional information about McAfee’s directors and executive officers in McAfee’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 22, 2021 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and McAfee’s website at https://ir.mcafee.com/.